UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 1, 2017

Commission File No. 1-35933 (Gramercy Property Trust)
Commission File No. 33-219049 (GPT Operating Partnership LP)
Gramercy Property Trust
GPT Operating Partnership LP
(Exact name of registrant as specified in its charter)

Gramercy Property Trust	Maryland	56-2466617
GPT Operating Partnership LP	Delaware	56-2466618
	(State or other jurisdiction incorporation or organization)	(I.R.S. Employer of Identification No.)

90 Park Avenue, 32nd Floor, New York, NY 10016 (Address of principal executive offices – zip code)

(212) 297-1000 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company            ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On August 1, 2017, Gramercy Property Trust (the "Company") issued an earnings press release relating to the Company's financial performance for the three months ended June 30, 2017. The Company is furnishing the press release as Exhibit 99.1 to this Current Report on Form 8-K. In addition, the Company intends to hold a conference call and audio webcast on Wednesday, August 2, 2017, at 11:00 AM EDT. Presentation materials will be made available prior to the call on the Company's website, www.gptreit.com, in the Investor Relations section under the "Events and Presentations" tab.
The information being furnished pursuant to this “Item 2.02. Results of Operations and Financial Condition” (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01	Regulation FD Disclosure.
As discussed in Item 2.02 above, the Company issued a press release, dated August 1, 2017, relating to its financial performance for the three months ended June 30, 2017, the text of which is incorporated by reference into this “Item 7.01 Regulation FD Disclosure.” In addition, as discussed in Item 2.02 above, the Company is making the presentation materials and supplemental available on its website.
The information being furnished pursuant to this “Item 7.01. Regulation FD Disclosure” shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing. This information shall not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Gramercy Property Trust, dated August 1, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAMERCY PROPERTY TRUST

August 1, 2017	By:	/s/ Jon W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer

GPT OPERATING PARTNERSHIP LP

August 1, 2017	By:	/s/ Jon W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer